UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2012
Date of Report (Date of earliest event reported)

GENESIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0108171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL 33431
(Address of principal executive offices, Zip Code)

(561) 988-1988
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2012, Genesis Group Holdings, Inc. (“Genesis”) entered into a First Amendment to the Loan and Security Agreement, dated September 17, 2012 (the “Loan Agreement”), with the lenders referred to therein (the “Lenders”), MidMarket Capital Partners, LLC, as agent for the Lenders (the “Agent”), and certain subsidiaries of Genesis as guarantors (the “First Amendment”).  Pursuant to the First Amendment, the Lenders provided Genesis with additional senior secured first lien term loans in an aggregate principal amount of $2,000,0000 (the “First Amendment Loans”) and made certain other amendments to the Loan Agreement (as so amended, the “Amended Loan Agreement”).  Genesis may use the proceeds of the First Amendment Loans to pay the fees and expenses relating to the First Amendment and for working capital and long-term financing needs.

The First Amendment Loans mature on November 13, 2013.  Interest on the First Amendment Loans accrues at a rate per annum equal to 12.0%.

Subject to certain exceptions, all obligations of Genesis under the First Amendment Loans are unconditionally guaranteed by each of its existing direct and indirect domestic subsidiaries (the “Guarantors”) pursuant to the terms of a Guaranty and Suretyship Agreement, dated as of September 17, 2012, by Rives-Monteiro Leasing, LLC and Tropical Communications, Inc. in favor of the Agent (the “Guaranty”), as supplemented by an Assumption and Joinder Agreement, dated as of September 17, 2012, by and among Genesis, ADEX Corporation, T N S, Inc. and the Agent (the “Joinder”).  Pursuant to the terms of the Amended Loan Agreement, the Guaranty (as supplemented by the Joinder), and a Pledge Agreement, dated as of September 17, 2012, by Genesis in favor of the Agent, the obligations of Genesis and the Guarantors’ obligations in respect of the First Amendment Loans are secured by a first priority security interest in substantially all of the assets of Genesis and the Guarantors, subject to certain customary exceptions.

The First Amendment Loans are subject to certain representations and warranties, affirmative covenants, negative covenants, financial covenants and conditions.  The Amended Loan Agreement also contains events of default including, but not limited to, the failure to make payments of interest or premium, if any, on, or principal under the First Amendment Loans, the failure to comply with the covenants and agreements specified in the Loan Agreement and other loan documents entered into in connection therewith, the acceleration of certain other indebtedness resulting from the failure to pay principal on such other indebtedness, certain events of insolvency and the occurrence of any event, development or condition which has had or could reasonably be expected to have a material adverse effect.  If any event of default occurs, the principal, premium, if any, interest and any other monetary obligations on all the then outstanding amounts under the Loan Agreement and First Amendment may become due and payable immediately.

The First Amendment further provides for certain retroactive amendments to the Loan Agreement, including a reduction of the liquidity level Genesis is required to maintain through December 31, 2012.

Pursuant to the Loan Agreement, Genesis issued warrants to the Lenders (the “Warrants”).  The Warrants were amended in connection with the First Amendment (as so amended, the “Amended Warrants”).  The Amended Warrants entitle the Lenders to purchase a number of shares of common stock equal to 11.5% of the fully diluted shares of Genesis common stock on the date on which the Warrants first become exercisable, which is the earlier of December 16, 2012 and the date Genesis files a registration statement on Form S-1 with respect to its common stock.  The Warrants have an exercise price equal to $.01 per share, subject to adjustment as set forth in the Warrants, and will expire on March 16, 2013.

The foregoing summary of the First Amendment and Amended Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment and the First Amendment to Form of Warrant, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the First Amendment and the Amended Warrants is incorporated by reference into this Item 2.03.  The First Amendment and the First Amendment to Form of Warrant, copies of which are included as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Amended Warrants is incorporated by reference into this Item 3.02.  The issuance of the Amended Warrants was exempt from registration in reliance on an exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) as a transaction by Genesis not involving a public offering.  Neither the Amended Warrants nor the underlying common stock issuable upon conversion of the warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The First Amendment to Form of Warrant is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

10.1
First Amendment to Loan and Security Agreement, dated as of November 13, 2012, by and among Genesis Group Holdings, Inc., Rives-Monteiro Leasing, LLC, Tropical Communications, Inc., the lenders party thereto and MidMarket Capital Partners, LLC, as agent.*

10.2	First Amendment to Form of Warrant, dated November 13, 2012.
______________________

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2012
GENESIS GROUP HOLDINGS, INC.

By:	/s/ Mark Munro
Name: Mark Munro Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
First Amendment to Loan and Security Agreement, dated as of November 13, 2012, by and among Genesis Group Holdings, Inc., Rives-Monteiro Leasing, LLC, Tropical Communications, Inc., the lenders party thereto and MidMarket Capital Partners, LLC, as agent.*

10.2	First Amendment to Form of Warrant, dated November 13, 2012.
_______________________

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.